UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

Decentral Life, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55961	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6400 S. Fiddlers Green Cir. Suite #1180 Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(855) 933-3277

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Decentral Life, Inc. is referred to herein as “we”, “us”, or “our”.

ITEM 8.01. OTHER EVENTS

Peak One Opportunity Fund, L.P. Litigation – Background

On April 9, 2021, we filed a lawsuit against Peak One and others in the United States District Court of Southern District of Florida, Case No. 21-cv-21373 (the “Litigation”). On March 10, 2023, United States District Judge Darrin P. Gayles issued an order dismissing all our claims brought in the Litigation, with prejudice, and closed the case (the “Order”). On April 7, 2023, we filed a Notice of Appeal related to the Order, which appeal is currently pending before the United States Court of Appeals for the Eleventh Circuit, Appellate Case No. 23-11144 (the “Appeal”). The sole issue on appeal is whether the District Court erred when it dismissed our claim for rescission under Section 29(b) of the Securities Exchange Act of 1934 (Count I of the Second Amended Complaint), specifically concerning its ruling on the statute of limitations. On August 8, 2023, the Court issued an Order granting Peak One’s Motion for Attorneys’ Fees and Expenses and awarding Peak One $142,902.50 in attorney’s fees and $15,000 in costs for a total of $157,902.50 (the “Final Judgment”).

Settlement Agreement

On October 13, 2023, the Parties attended a telephonic mediation before Matthew Hodes, at which the Parties reached a settlement as to the Litigation, the Order, the Appeal, and the Final Judgment. The Parties mutually agreed to resolve any and all issues relating to the Litigation, the Order, the Appeal, and the Final Judgment, and generally between them. On October 17, 2023, the Parties executed a Settlement Agreement containing the following material terms: (a) within 2 business day of the execution of the Agreement, we will file a notice of dismissal of the Appeal pending in the United States Court of Appeals for the 11th Circuit with prejudice; (b) if the Court requires a stipulation, both Parties’ counsel agree to cooperate in providing whatever signatures or documents necessary to dismiss the Appeal with prejudice; and (c) within 7 calendar days of the execution of the Agreement, we shall pay Peak One $90,000.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2023

Decentral Life, Inc.

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer